                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        U.S. GOVERNMENT SECURITIES SUBACCOUNT

    The subaccount's standardized yield for the 30 day period ended December
31, 1996 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                       [(($939,047))                    6
                 2 * { ----------------------------  + 1]- 1} = 7.45%
                       [((9,635,092 * 15.935))

    Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                    Cash Surrender Value - Initial Amount Invested
      Total Return = ---------------------------------------------------------
                                    Initial Amount Invested

    Based on an initial investment made January 1, 1996 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1996 and the total return for the one year period are as follows:

            Ending Value                      Total Return
            ----------------                -----------------
            $973.22                          $973.22 - $1,000
                                            ----------------------- = -2.68%
                                                    $1,000

    Cumlative total return for five years ended December 31, 1996, is as follows:

    $1,058.17 - $1,000
    ----------------------- = 5.82%
            $1,000

    Cumulative total return since inception through December 31, 1996, is as follows:

    $1,313.5 - $1,000
    ----------------------- = 31.35%
            $1,000

    Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
    P(1 + T)   = ERV
    Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

    One year ended December 31, 1996:

    $973.22/$1,000 - 1 = -2.68%

    Five years ended December 31, 1996:

                        1/5
    ($1,058.17/$1,000)          - 1 = 1.14%

    Since inception through December 31, 1996:

                        1/8.67
    ($1,313.50/$1,000)          - 1 = 3.20%


         Unit Value Information
         ----------------------

                         Unit
            Date         Value
         ----------     ----------
         05/01/89       $10.000
         12/31/89        10.756
         12/31/90        11.454
         12/31/91        12.922
         12/31/92        13.529
         12/31/93        14.609
         12/31/94        13.484
         12/31/95        15.805
         12/31/96        15.935


                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            DIVERSIFIED INCOME SUBACCOUNT

    The subaccount's standardized yield for the 30 day period ended December
31, 1996 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                       [(($651,229))                      6
               2 * {  ----------------------------  + 1]  - 1} = 7.92%
                  [((55,653,680 * 1.802))

Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return =---------------------------------------------------
                                     Initial Amount Invested

    Based on an initial investment made January 1, 1996 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1996 and the total return for the one year period are as follows:

       Ending Value                             Total Return
       -------------                            ------------
       $992.37                                  $992.37 - $1,000
                                               --------------------- = - .73%
                                                        $1,000

    Cumlative total return for five years ended December 31, 1996, is as follows:

    $1,131.74 - $1,000
    ----------------------- = 13.17%
           $1,000

    Cumulative total return since inception through December 31, 1996, is as follows:

    $1,522.00 - $1,000
    ----------------------- = 52.20%
           $1,000

    Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

              n
    P(1 + T)   = ERV
    Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

    One year ended December 31, 1996:

    $992.37/$1,000 - 1 = - .73%

    Five years ended December 31, 1996:

                         1/5
    ($1,131.74/$1,000)          - 1 = 2.50%

    Since inception through December 31, 1996:

                         1/8.67
    ($1,522.00/$1,000)          - 1 = 4.96%


    Unit Value Information
    ----------------------------

                           Unit
       Date                Value
    ----------           --------
    05/01/88             $1.000
    12/31/88              1.025
    12/31/89              1.135
    12/31/90              1.219
    12/31/91              1.379
    12/31/92              1.457
    12/31/93              1.621
    12/31/94              1.516
    12/31/95              1.754
    12/31/96              1.802


                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                               GROWTH STOCK SUBACCOUNT

    Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return =---------------------------------------------------
                                        Initial Amount Invested

    Based on an initial investment made January 1, 1996 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1996 and the total return for the one year period are as follows:

    Ending Value                      Total Return
    ----------------                  -----------------
    $1,113.82                        $1,113.82 - $1,000
                                     ----------------------- = 11.38%
                                              $1,000

    Cumlative total return for five years ended December 31, 1996, is as follows:

    $1,336.70 - $1,000
    ----------------------- = 33.67%
           $1,000

    Cumulative total return since inception through December 31, 1996, is as follows:

    $2,692.00 - $1,000
    ----------------------- = 169.20%
           $1,000

    Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

              n
    P(1 + T)   = ERV

    Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

    One year ended December 31, 1996:

    $1,113.82/$1,000 - 1 = 11.385%

    Five years ended December 31, 1996:

                         1/5
    ($1,336.70/$1,000)            - 1 = 5.98%

    Since inception through December 31, 1996:

                         1/8.67
    ($2,692.00/$1,000)            - 1 = 12.10%


    Unit Value Information
    ----------------------

                          Unit
       Date               Value
    ----------           --------
    05/01/88             $1.000
    12/31/88              0.999
    12/31/89              1.358
    12/31/90              1.298
    12/31/91              1.966
    12/31/92              1.996
    12/31/93              2.143
    12/31/94              2.054
    12/31/95              2.587
    12/31/96              2.972


                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             ASSET ALLOCATION SUBACCOUNT

    Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested
         Total Return = ------------------------------------------------------
                                        Initial Amount Invested

    Based on an initial investment made January 1, 1996 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1996 and the total return for the one year period are as follows:

    Ending Value                          Total Return
    ------------                          -----------------
    $1,075.12                             $1,075.12 - $1,000
                                           ----------------------- =  7.51%
                                                  $1,000

    Cumlative total return for five years ended December 31, 1996, is as follows:

    $1,326.27 - $1,000
    ----------------------- = 32.63%
           $1,000

    Cumulative total return since inception through December 31, 1996, is as follows:

    $2,089.00 - $1,000
    ----------------------- = 108.90%
           $1,000

    Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

              n
    P(1 + T)   = ERV

    Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

    One year ended December 31, 1996:

    $1,075.12/$1,000 - 1 = 7.51%

    Five years ended December 31, 1996:

                         1/5
    ($1,326.27/$1,000)           - 1 = 5.81%

    Since inception through December 31, 1996:

                         1/8.67
    ($2,089.00/$1,000)           - 1 = 8.87%


    Unit Value Information
    ----------------------------

                          Unit
       Date               Value
    ----------           -------
    05/01/88             $1.000
    12/31/88              1.020
    12/31/89              1.245
    12/31/90              1.253
    12/31/91              1.578
    12/31/92              1.665
    12/31/93              1.797
    12/31/94              1.773
    12/31/95              2.134
    12/31/96              2.369


                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                               GLOBAL GROWTH SUBACCOUNT

    Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested
         Total Return = -----------------------------------------------------
                                        Initial Amount Invested

    Based on an initial investment made January 1, 1996 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1996 and the total return for the one year period are as follows:

    Ending Value                          Total Return
    ------------                          ------------
    $1,140.00                             $1,140.00 - $1,000
                                           ------------------- = 14.00%
                                                   $1,000

    Cumulative total return since inception through December 31, 1996, is as follows:

    $1,676.10 - $1,000
    ----------------------- =  67.61%
           $1,000

    Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

              n
    P(1 + T)   = ERV

    Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

    One year ended December 31, 1996:

    $1,140.00/$1,000 - 1 = 14.00%

    Since inception through December 31, 1996:

                         1/4.67
    ($1,676.10/$1,000)          - 1 = 11.69%


    Unit Value Information
    ----------------------------

                          Unit
       Date               Value
     ----------         --------
    05/01/92            $10.000
    12/31/92             10.989
    12/31/93             12.784
    12/31/94             12.237
    12/31/95             15.754
    12/31/96             18.511


                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                               MONEY MARKET SUBACCOUNT

    The subaccount's standardized yield for the seven day period ended December 31, 1996 was computed by dividing 1 by the unit price for December 24, 1996, then multiplying this by the unit price on December 31, 1996 to get a base period return. The base period return is then multiplied by 365 days and then divided by 7. This calculation for the seven day period ended December 31, 1996 was as follows:

    ((1 / 1.417826) x 1.418859) -1 = .000729 - Base Period Return

    .000729 x (365 / 7) = .0380 or 3.80%

The compound or effective yield for this same period is calculated by taking the base period return and adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result. This calculation for the seven day period ended December 31, 1996 was as follows:

                   365/7
    (.000729 + 1)           -1 = .0387 or 3.87%

    Date                   Unit Price
    ------                ------------
    12/24/96               1.417826
    12/31/96               1.418859

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             AGGRESSIVE GROWTH SUBACCOUNT

    Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested
         Total Return = -------------------------------------------------------
                                     Initial Amount Invested

    Based on an initial investment made January 1, 1996 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1996 and the cumulative total return since inception is as follows:

    Ending Value                         Total Return
    ----------------                     -----------------
    $1,026.95                            $1,026.95 - $1,000
                                          ----------------------- = 2.70%
                                                $1,000

Cumulative total return since inception through December 31, 1996, is as follows:

    $1,218.30 - $1,000
    ----------------------- =  21.83%
           $1,000

    Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

              n
    P(1 + T)   = ERV

    One year ended December 31, 1996:

    $1,026.95/$1,000 - 1 = 2.70%

    Average annual total return since inception of the subaccount through December 31, 1996 is as follows:

                         1/2.67
    ($1,218.30/$1,000)            - 1 = 7.68%

    Unit Value Information
    ----------------------------

                          Unit
      Date                Value
    ----------          ----------
    05/01/94            $10.000
    12/31/94              9.796
    12/31/95             12.461
    12/31/96             13.233

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              GROWTH & INCOME SUBACCOUNT

    Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested Total Return = ---------------------------------------------------
                                         Initial Amount Invested

    Based on an initial investment made January 1, 1996 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1996 and the cumulative total return since inception is as follows:

    Ending Value                         Total Return
    ----------------                     -----------------
    $1,163.70                            $1,163.70 - $1,000
                                          ----------------------- = 16.37%
                                                $1,000

Cumulative total return since inception through December 31, 1996, is as follows:

    $1,441.80 - $1,000
    ------------------- =  44.18%
           $1,000

    Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

              n
    P(1 + T)   = ERV

    One year ended December 31, 1996:

    $1,163.70/$1,000 - 1 = 16.37%

    Average annual total return since inception of the subaccount through December 31, 1996 is as follows:

                        1/2.67
    ($1,441.80/$1,000)            - 1 = 14.69%

    Unit Value Information
    ----------------------------

                          Unit
      Date                Value
    ----------          ----------
    05/01/94            $10.000
    12/31/94             10.069
    12/31/95             12.904
    12/31/96             15.468

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                                HIGH YIELD SUBACCOUNT

    The subaccount's standardized yield for the 30 day period ended December
31, 1996 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

              [          $287,560                     6
         2 * {  ----------------------------   + 1]  - 1} = 8.83%
              [((3,337,604 * 11.929))

    Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                     Cash Surrender Value - Initial Amount Invested Total Return = ------------------------------------------------
                                 Initial Amount Invested

    Based on an initial investment made January 1, 1996 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1996 and the cumulative total return since inception is as follows:

    Ending Value                          Total Return
    ----------------                      -------------
    $1,055.30                             $1,055.30 - $1,000
                                           -------------------  =  5.53%
                                                 $1,000


Cumulative total return since inception through December 31, 1996, is as follows:

    $1,087.90 - $1,000
    ----------------------- =  8.79%
           $1,000

    Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

              n
    P(1 + T)   = ERV

    One year ended December 31, 1996:

    $1,055.30/$1,000 - 1 = 5.53%

    Average annual total return since inception of the subaccount through December 31, 1996 is as follows:

                         1/2.67
    ($1,087.90/$1,000)            - 1 = 3.21%

    Unit Value Information
    ----------------------------

                          Unit
      Date                Value
    ----------          ----------
    05/01/94            $10.000
    12/31/94              9.452
    12/31/95             10.941
    12/31/96             11.929

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          GLOBAL ASSET ALLOCATION SUBACCOUNT


    Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ---------------------------------------------------
                                     Initial Amount Invested

    Based on an initial investment made January 1, 1996 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1996 and the cumulative total return since inception is as follows:

    Ending Value                         Total Return
    ----------------                     ------------
    $1,077.00                            $1,077.00 - $1,000
                                          -------------------- = 7.70%
                                                $1,000

Cumulative total return since inception through December 31, 1996, is as follows:

    $1,218.80 - $1,000
    ----------------------- =  21.88%
           $1,000

    Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

              n
    P(1 + T)   = ERV

    One year ended December 31, 1996:

    $1,077.00/$1,000 - 1 = 7.70%

    Average annual total return since inception of the subaccount through December 31, 1996 is as follows:

                         1/2
    ($1,218.80/$1,000)                - 1 = 10.40%

    Unit Value Information
    ----------------------------

                          Unit
      Date                Value
    ----------          ----------
    01/01/95            $10.000
    12/31/95             11.590
    12/31/96             12.888

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            INTERNATIONAL STOCK SUBACCOUNT


    Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------------
                                         Initial Amount Invested

    Based on an initial investment made January 1, 1996 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1996 and the cumulative total return since inception is as follows:

    Ending Value                         Total Return
    ----------------                     -----------------
    $1,090.89                            $1,090.89 - $1,000
                                           -------------------  = 9.09%
                                                $1,000

Cumulative total return since inception through December 31, 1996, is as follows:

    $1,199.10 - $1,000
    ----------------------- =  19.91%
           $1,000

    Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

              n
    P(1 + T)   = ERV

    One year ended December 31, 1996:

    $1,090.89/$1,000 - 1 = 9.09%

    Average annual total return since inception of the subaccount through December 31, 1996 is as follows:

                         1/2
    ($1,199.10/$1,000)          - 1 = 9.50%


    Unit Value Information
    ----------------------------

                          Unit
      Date                Value
    ----------          ----------
    01/01/95            $10.000
    12/31/95             11.272
    12/31/96             12.691

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                                GLOBAL BOND SUBACCOUNT

    The subaccount's standardized yield for the 30 day period ended December
31, 1996 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

              [          $56,811                   6
         2 * {  ----------------------------  + 1]  - 1} = 5.30%
              [  ((1,088,043 * 11.962))


    Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------------
                                         Initial Amount Invested

    Based on an initial investment made January 1, 1996 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1996 and the cumulative total return since inception is as follows:

    Ending Value                       Total Return
    ----------------                   ------------
    $983.65                            $983.65 - $1,000
                                        ------------------ = -1.64%
                                            $1,000

Cumulative total return since inception through December 31, 1996, is as follows:

    $1,126.20 - $1,000
    ----------------------- =  12.62%
           $1,000

    Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

              n
    P(1 + T)   = ERV

    One year ended December 31, 1996:

    $983.65/$1,000 - 1 = -1.64%

    Average annual total return since inception of the subaccount through December 31, 1996 is as follows:

                         1/2
    ($1,126.20/$1,000)       - 1 = 6.12%

    Unit Value Information
    ----------------------------

                          Unit
      Date                Value
    ----------          ----------
    01/01/95            $10.000
    12/31/95             11.743
    12/31/96             11.962

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION


                                   VALUE SUBACCOUNT

    Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = --------------------------------------------------
                                     Initial Amount Invested

    Based on an initial investment made May 1, 1996 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1996 and the cumulative total return since inception is as follows:

    Ending Value                         Total Return
    ----------------                     ------------
    $1,069.90                            $1,069.90 - $1,000
                                          -------------------   = 6.99%
                                                $1,000

    Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

              n
    P(1 + T)   = ERV

    Average annual total return since inception of the subaccount through December 31, 1996 is as follows:

                          1/.67
    ($1,069.90/$1,000)             - 1 = 10.61%


    Unit Value Information
    ----------------------------

                          Unit
      Date                Value
    ----------          ----------
    05/01/96            $10.000
    12/31/96             11.049

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                                 S & P 500 SUBACCOUNT

    Total return is the percentage Change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested Total Return = ------------------------------------------------
                                      Initial Amount Invested

    Based on an initial investment made May 1, 1996 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1996 and the cumulative total return since inception is as follows:

    Ending Value                       Total Return
    ----------------                   ------------
    $1,097.70                          $1,097.70 - $1,000
                                        ---------------------  = 9.77%
                                              $1,000

    Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

              n
    P(1 + T)   = ERV

    Average annual total return since inception of the subaccount through December 31, 1996 is as follows:

                       1/.67
    ($1,097.70/$1,000)                - 1 = 14.93%

    Unit Value Information
    ----------------------------

                          Unit
      Date                Value
    ----------          ----------
    05/01/96            $10.000
    12/31/96             11.327


                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                                 BLUE CHIP SUBACCOUNT

    Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested Total Return = ---------------------------------------------------
                                      Initial Amount Invested

    Based on an initial investment made May 1, 1996 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1996 and the cumulative total return since inception is as follows:

    Ending Value                      Total Return
    ----------------                  -----------------
    $1,117.00                         $1,117.00 - $1,000
                                       ----------------------- = 11.70%
                                             $1,000

    Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

              n
    P(1 + T)   = ERV

    Average annual total return since inception of the subaccount through December 31, 1996 is as follows:

                         1/.67
    ($1,117.00/$1,000)            - 1 = 18.00%

    Unit Value Information
    ----------------------------

                          Unit
      Date                Value
    ----------          ----------
    05/01/96            $10.000
    12/31/96             11.520